Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales	$2,618	$2,326	$13,491	$12,930
Cost of goods sold	1,644	1,565	6,918	7,033
Research and development expense	351	348	1,061	1,037
Selling, general and administrative expenses	725	671	2,632	2,461
Amortization of intangibles	162	170	485	521
Restructuring and asset related charges - net	30	32	131	199
Separation costs	7	—	7	—
Other income (expense) - net	(23)	(107)	95	(319)
Interest expense	46	66	134	173
Income (loss) from continuing operations before income taxes	(370)	(633)	2,218	1,187
Provision for (benefit from) income taxes on continuing operations	(62)	(114)	477	274
Income (loss) from continuing operations after income taxes	(308)	(519)	1,741	913
Income (loss) from discontinued operations after income taxes	(10)	(2)	(87)	45
Net income (loss)	(318)	(521)	1,654	958

Net income (loss) attributable to noncontrolling interests	2	3	8	10

Net income (loss) attributable to Corteva	$(320)	$(524)	$1,646	$948

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.46)	$(0.76)	$2.54	$1.30
Basic earnings (loss) per share of common stock from discontinued operations	(0.01)	—	(0.13)	0.06
Basic earnings (loss) per share of common stock	$(0.47)	$(0.76)	$2.41	$1.36

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.46)	$(0.76)	$2.54	$1.29
Diluted earnings (loss) per share of common stock from discontinued operations	(0.01)	—	(0.13)	0.06
Diluted earnings (loss) per share of common stock	$(0.47)	$(0.76)	$2.41	$1.35

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	678.7	691.1	681.7	695.8
Diluted	678.7	691.1	683.1	698.3

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2025	December 31, 2024	September 30, 2024
Assets
Current assets
Cash and cash equivalents	$2,509	$3,106	$2,421
Marketable securities	77	63	72
Accounts and notes receivable - net	7,784	5,676	6,651
Inventories	5,310	5,432	5,674
Other current assets	758	820	831
Total current assets	16,438	15,097	15,649
Investment in nonconsolidated affiliates	141	134	128
Property, plant and equipment	9,633	9,074	9,235
Less: Accumulated depreciation	5,431	4,975	5,025
Net property, plant and equipment	4,202	4,099	4,210
Goodwill	10,512	10,408	10,629
Other intangible assets	8,428	8,876	9,084
Deferred income taxes	434	401	564
Other assets	2,043	1,810	1,644
Total Assets	$42,198	$40,825	$41,908

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$2,685	$750	$3,741
Accounts payable	4,337	4,039	3,753
Income taxes payable	254	207	313
Deferred revenue	483	3,287	429
Accrued and other current liabilities	2,661	2,103	2,188
Total current liabilities	10,420	10,386	10,424
Long-term debt	1,688	1,953	1,975
Other noncurrent liabilities
Deferred income tax liabilities	373	478	496
Pension and other post-employment benefits	2,215	2,271	2,473
Other noncurrent obligations	2,041	1,707	1,561
Total noncurrent liabilities	$6,317	$6,409	$6,505

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2025 - 676,755,000; December 31, 2024 - 685,595,000; and September 30, 2024 - 689,170,000	7	7	7
Additional paid-in capital	27,039	27,196	27,518
Retained earnings (accumulated deficit)	834	55	98
Accumulated other comprehensive income (loss)	(2,661)	(3,469)	(2,886)
Total Corteva stockholders' equity	25,219	23,789	24,737
Noncontrolling interests	242	241	242
Total equity	25,461	24,030	24,979
Total Liabilities and Equity	$42,198	$40,825	$41,908

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net income (loss)	$1,654	$958
(Income) loss from discontinued operations after income taxes	87	(45)
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	897	925
Provision for (benefit from) deferred income tax	(72)	(422)
Net periodic pension and OPEB (benefit) cost, net	27	121
Pension and OPEB contributions	(110)	(123)
Net (gain) loss on sales of property, businesses, consolidated companies and investments	(17)	(17)
Restructuring and asset related charges - net	131	199
Other net loss	386	377
Changes in assets and liabilities, net
Accounts and notes receivable	(1,659)	(1,450)
Inventories	331	1,060
Accounts payable	123	(518)
Deferred revenue	(2,824)	(2,974)
Other assets and liabilities	105	38
Cash provided by (used for) operating activities - continuing operations	$(941)	$(1,871)
Cash provided by (used for) operating activities - discontinued operations	(28)	(157)
Cash provided by (used for) operating activities	$(969)	$(2,028)
Investing activities
Capital expenditures	$(369)	$(416)
Proceeds from sales of property, businesses and consolidated companies - net of cash divested	26	2
Investments in and loans to nonconsolidated affiliates	(7)	(7)
Purchases of investments	—	(137)
Proceeds from sales and maturities of investments	68	115
Proceeds from (payment for) settlement of net investment hedge	(56)	15
Other investing activities, net	(17)	(38)
Cash provided by (used for) investing activities	$(355)	$(466)
Financing activities
Net change in borrowings (less than 90 days)	$1,119	$1,715
Proceeds from debt	1,643	3,047
Payments on debt	(1,116)	(1,529)
Repurchase of common stock	(770)	(757)
Proceeds from exercise of stock options	75	30
Dividends paid to stockholders	(354)	(340)
Other financing activities, net	(43)	(29)
Cash provided by (used for) financing activities	$554	$2,137
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	85	(45)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	$(685)	$(402)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,422	3,158
Cash, cash equivalents and restricted cash equivalents at end of period	$2,737	$2,756

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2025	2024	2025	2024
Corn	$586	$315	$5,616	$5,085
Soybean	152	164	1,714	1,773
Other oilseeds	141	135	550	566
Other	38	77	281	349
Seed	$917	$691	$8,161	$7,773

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2025	2024	2025	2024
Herbicides	$813	$736	$2,668	$2,568
Insecticides	409	437	1,181	1,225
Fungicides	222	216	868	761
Biologicals	147	135	328	307
Other	110	111	285	296
Crop Protection	$1,701	$1,635	$5,330	$5,157

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2025	2024	2025	2024
North America[1]	$175	$170	$5,726	$5,394
EMEA[2]	262	196	1,370	1,365
Latin America	391	218	730	696
Asia Pacific	89	107	335	318
Rest of World[3]	742	521	2,435	2,379
Net Sales	$917	$691	$8,161	$7,773

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2025	2024	2025	2024
North America[1]	$532	$440	$1,820	$1,703
EMEA[2]	200	219	1,316	1,311
Latin America	770	771	1,545	1,458
Asia Pacific	199	205	649	685
Rest of World[3]	1,169	1,195	3,510	3,454
Net Sales	$1,701	$1,635	$5,330	$5,157

1.Reflects U.S. & Canada
2.Reflects Europe, Middle East, and Africa
3.Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025		2025
Net Sales (GAAP)	$2,618		$13,491
Add: Impacts from Currency and Portfolio / Other	(31)		243
Organic Sales (Non-GAAP)	$2,587		$13,734

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING EBITDA	2025	2024	2025	2024
Seed	$(193)	$(320)	$2,512	$2,126
Crop Protection	279	246	990	811
Corporate Expenses	(37)	(26)	(100)	(86)
Operating EBITDA (Non-GAAP)	$49	$(100)	$3,402	$2,851

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Income (loss) from continuing operations after income taxes (GAAP)	$(308)	$(519)	$1,741	$913
Provision for (benefit from) income taxes on continuing operations	(62)	(114)	477	274
Income (loss) from continuing operations before income taxes (GAAP)	(370)	(633)	2,218	1,187
Depreciation and amortization	300	306	897	925
Interest income	(29)	(33)	(92)	(93)
Interest expense	46	66	134	173
Exchange (gains) losses - net[1]	45	97	97	234
Non-operating (benefits) costs - net[2]	14	50	27	132
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	6	14	58	(4)
Significant items (benefit) charge[3]	30	33	56	297
Separation costs	7	—	7	—
Operating EBITDA (Non-GAAP)	$49	$(100)	$3,402	$2,851

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2025 vs. Q3 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$97	16%	$99	16%	6%	10%	—%	—%
EMEA	47	11%	29	7%	1%	6%	4%	—%
Latin America	172	17%	150	15%	(5)%	20%	2%	—%
Asia Pacific	(24)	(8)%	(17)	(5)%	1%	(6)%	(2)%	(1)%
Rest of World	195	11%	162	9%	(3)%	12%	2%	—%
Total	$292	13%	$261	11%	(1)%	12%	2%	—%

SEED
	Q3 2025 vs. Q3 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$5	3%	$6	4%	12%	(8)%	(1)%	—%
EMEA	66	34%	61	31%	5%	26%	3%	—%
Latin America	173	79%	165	76%	(2)%	78%	3%	—%
Asia Pacific	(18)	(17)%	(17)	(16)%	4%	(20)%	(1)%	—%
Rest of World	221	42%	209	40%	2%	38%	2%	—%
Total	$226	33%	$215	31%	4%	27%	2%	—%

CROP PROTECTION
	Q3 2025 vs. Q3 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$92	21%	$93	21%	3%	18%	—%	—%
EMEA	(19)	(9)%	(32)	(15)%	(4)%	(11)%	6%	—%
Latin America	(1)	—%	(15)	(2)%	(6)%	4%	2%	—%
Asia Pacific	(6)	(3)%	—	—%	(2)%	2%	(2)%	(1)%
Rest of World	(26)	(2)%	(47)	(4)%	(5)%	1%	2%	—%
Total	$66	4%	$46	3%	(2)%	5%	1%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q3 2025 vs. Q3 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$271	86%	$263	83%	7%	76%	3%	—%
Soybeans	(12)	(7)%	(15)	(9)%	4%	(13)%	2%	—%
Other oilseeds	6	4%	5	4%	3%	1%	—%	—%
Other	(39)	(51)%	(38)	(49)%	(1)%	(48)%	(2)%	—%
Total	$226	33%	$215	31%	4%	27%	2%	—%

CROP PROTECTION PRODUCT LINE
	Q3 2025 vs. Q3 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$77	10%	$64	9%	(1)%	10%	1%	—%
Insecticides	(28)	(6)%	(32)	(7)%	(5)%	(2)%	1%	—%
Fungicides	6	3%	5	2%	—%	2%	2%	(1)%
Biologicals	12	9%	11	8%	(4)%	12%	1%	—%
Other	(1)	(1)%	(2)	(2)%	(7)%	5%	1%	—%
Total	$66	4%	$46	3%	(2)%	5%	1%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2025 vs. Nine Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$449	6%	$477	7%	2%	5%	(1)%	—%
EMEA	10	—%	108	4%	2%	2%	(4)%	—%
Latin America	121	6%	218	10%	(6)%	16%	(4)%	—%
Asia Pacific	(19)	(2)%	1	—%	2%	(2)%	(2)%	—%
Rest of World	112	2%	327	6%	—%	6%	(4)%	—%
Total	$561	4%	$804	6%	1%	5%	(2)%	—%

SEED
	Nine Months 2025 vs. Nine Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$332	6%	$349	6%	3%	3%	—%	—%
EMEA	5	—%	92	7%	5%	2%	(7)%	—%
Latin America	34	5%	74	11%	(3)%	14%	(6)%	—%
Asia Pacific	17	5%	23	7%	7%	—%	(2)%	—%
Rest of World	56	2%	189	8%	3%	5%	(6)%	—%
Total	$388	5%	$538	7%	3%	4%	(2)%	—%

CROP PROTECTION
	Nine Months 2025 vs. Nine Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$117	7%	$128	8%	—%	8%	(1)%	—%
EMEA	5	—%	16	1%	(1)%	2%	(1)%	—%
Latin America	87	6%	144	10%	(7)%	17%	(4)%	—%
Asia Pacific	(36)	(5)%	(22)	(3)%	—%	(3)%	(1)%	(1)%
Rest of World	56	2%	138	4%	(3)%	7%	(2)%	—%
Total	$173	3%	$266	5%	(2)%	7%	(2)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Nine Months 2025 vs. Nine Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$531	10%	$649	13%	4%	9%	(3)%	—%
Soybeans	(59)	(3)%	(57)	(3)%	1%	(4)%	—%	—%
Other oilseeds	(16)	(3)%	6	1%	3%	(2)%	(4)%	—%
Other	(68)	(19)%	(60)	(17)%	4%	(21)%	(2)%	—%
Total	$388	5%	$538	7%	3%	4%	(2)%	—%

CROP PROTECTION PRODUCT LINE
	Nine Months 2025 vs. Nine Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$100	4%	$134	5%	(2)%	7%	(1)%	—%
Insecticides	(44)	(4)%	(20)	(2)%	(3)%	1%	(2)%	—%
Fungicides	107	14%	133	17%	(1)%	18%	(3)%	—%
Biologicals	21	7%	31	10%	(5)%	15%	(3)%	—%
Other	(11)	(4)%	(12)	(4)%	(3)%	(1)%	—%	—%
Total	$173	3%	$266	5%	(2)%	7%	(2)%	—%

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Seed	$—	$(3)	$(41)	$(50)
Crop Protection	(28)	(11)	(5)	(187)
Corporate	(2)	(19)	(10)	(60)
Total significant items before income taxes	$(30)	$(33)	$(56)	$(297)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [9]		($ Per Share)
	2025	2024	2025	2024	2025	2024
1st Quarter
Restructuring and asset related charges - net [1]	$(22)	$(75)	$(17)	$(56)	$(0.02)	$(0.08)
Estimated settlement expense [2]	—	(54)	—	(41)	—	(0.06)
Gain (loss) on sale of assets [3]	—	4	—	3	—	0.01
Acquisition-related costs [4]	—	(2)	—	(1)	—	—
AltEn facility remediation charges [5]	(37)	—	(28)	—	(0.04)	—
Income tax items [6]	—	—	55	—	0.08	—
1st Quarter – Total	$(59)	$(127)	$10	$(95)	$0.02	$(0.13)

2nd Quarter
Restructuring and asset related charges - net [1]	$(79)	$(92)	$(59)	$(69)	$(0.09)	$(0.10)
Estimated settlement expense [2]	—	(47)	—	(36)	—	(0.05)
Inventory write-offs [3]	—	2	—	2	—	—
Gain (loss) on sale of assets [3]	14	3	12	2	0.02	—
Acquisition-related costs [4]	—	(3)	—	(2)	—	—
Insurance proceeds [7]	98	—	74	—	0.11	—
2nd Quarter – Total	$33	$(137)	$27	$(103)	$0.04	$(0.15)

3rd Quarter
Restructuring and asset related charges, net [1]	$(30)	$(32)	$(23)	$(24)	$(0.03)	$(0.03)
Acquisition-related costs [4]	—	(1)	—	(1)	—	—
Income tax items [6]	—	—	—	4	—	—
3rd Quarter – Total	$(30)	$(33)	$(23)	$(21)	$(0.03)	$(0.03)

Year-to-Date Total [8]	$(56)	$(297)	$14	$(219)	$0.02	$(0.31)

1.Third, second and first quarter 2025 includes restructuring and asset related benefits (charges) of $(30), $(79) and $(22), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program.

Third, second and first quarter 2024 includes restructuring and asset related benefits (charges) of $(32), $(92) and $(75), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program of $(29), $(57) and $(55) for the third, second and first quarter, respectively, and to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits of $(35) and $(20) for the second and first quarter, respectively.

2.Second and first quarter 2024 included estimated Lorsban® related charges of $(47) and $(54), respectively.

3.Second quarter 2025 includes a benefit of $14 related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second and first quarter 2024 includes a benefit of $3 and $4, respectively, related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second quarter 2024 also includes a $2 benefit associated with sales of inventory previously reserved for in association with the 2022 Restructuring Actions.

4.Third, second and first quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

5.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

6.First quarter 2025 reflects a deferred tax benefit of $55 associated with a change in a legal entity's U.S. tax characterization. Third quarter 2024 includes a tax benefit of $4 related to intellectual property realignment.

7.The insurance proceeds include proceeds received related to prior significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

8.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

9.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of separation costs, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Corteva Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended September 30,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$(310)	$(522)	$(0.46)	$(0.76)
Less: Non-operating benefits (costs), after tax[1]	(12)	(37)	(0.02)	(0.05)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(108)	(115)	(0.16)	(0.17)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(4)	(11)	(0.01)	(0.02)
Less: Significant items benefit (charge), after tax	(23)	(21)	(0.03)	(0.03)
Less: Separation costs, after tax	(7)	—	(0.01)	—
Operating Earnings (Loss) (Non-GAAP)[2]	$(156)	$(338)	$(0.23)	$(0.49)

	Nine Months Ended September 30,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$1,733	$903	$2.54	$1.29
Less: Non-operating benefits (costs), after tax[1]	(28)	(98)	(0.04)	(0.14)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(327)	(350)	(0.48)	(0.50)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(44)	3	(0.06)	—
Less: Significant items benefit (charge), after tax	14	(219)	0.02	(0.31)
Less: Separation costs, after tax	(7)	—	(0.01)	—
Operating Earnings (Loss) (Non-GAAP)[2]	$2,125	$1,567	$3.11	$2.24

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-13 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating EBITDA (Non-GAAP)[1]	$49	$(100)	$3,402	$2,851
Depreciation	(138)	(136)	(412)	(404)
Amortization of intangibles (post Separation)	(20)	(19)	(58)	(62)
Interest income	29	33	92	93
Interest expense	(46)	(66)	(134)	(173)
(Provision for) benefit from income taxes on continuing operations before significant items, separation costs, non-operating benefits (costs), amortization of intangibles (existing as of Corteva Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	22	57	(641)	(524)
Base income tax rate from continuing operations (Non-GAAP)[1]	17.5%	19.8%	22.2%	22.7%
Exchange gains (losses), after tax[2]	(50)	(104)	(116)	(204)
Net (income) loss attributable to non-controlling interests	(2)	(3)	(8)	(10)
Operating Earnings (Loss) (Non-GAAP)[1]	$(156)	$(338)	$2,125	$1,567
Diluted Shares (in millions)	678.7	691.1	683.1	698.3
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$(0.23)	$(0.49)	$3.11	$2.24

1.     Refer to pages A-5 through A-9, A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, separation costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Income (loss) from continuing operations before income taxes (GAAP)	$(370)	$(633)	$2,218	$1,187
Add: Significant items (benefit) charge[1]	30	33	56	297
Separation costs	7	—	7	—
Non-operating (benefits) costs	14	50	27	132
Amortization of intangibles (existing as of Corteva Separation)	142	151	427	459
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	6	14	58	(4)
Less: Exchange gains (losses)[2]	(45)	(97)	(97)	(234)
Income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(126)	$(288)	$2,890	$2,305

Provision for (benefit from) income taxes on continuing operations (GAAP)	$(62)	$(114)	$477	$274
Add: Tax (expenses) benefits on significant items (benefit) charge[1]	7	12	70	78
Tax benefits on separation costs	—	—	—	—
Tax (expenses) benefits on non-operating (benefits) costs	2	13	(1)	34
Tax benefits on amortization of intangibles (existing as of Corteva Separation)	34	36	100	109
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	2	3	14	(1)
Tax (expenses) benefits on exchange gains (losses)[2]	(5)	(7)	(19)	30
Provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(22)	$(57)	$641	$524

Effective income tax rate (GAAP)	16.8%	18.0%	21.5%	23.1%
Significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(6.8)%	(5.0)%	2.1%	0.8%
Tax rate from continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	10.0%	13.0%	23.6%	23.9%
Exchange gains (losses), net effect[2]	7.5%	6.8%	(1.4)%	(1.2)%
Base income tax rate from continuing operations (Non-GAAP)	17.5%	19.8%	22.2%	22.7%

1.See page A-10 for further detail on the significant items table.
2.See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$28	$(156)	$(173)	$(199)
Local tax (expenses) benefits	(23)	5	(10)	23
Net after-tax impact from subsidiary exchange gain (loss)	$5	$(151)	$(183)	$(176)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$(73)	$59	$76	$(35)
Tax (expenses) benefits	18	(12)	(9)	7
Net after-tax impact from hedging program exchange gain (loss)	$(55)	$47	$67	$(28)

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(45)	$(97)	$(97)	$(234)
Tax (expenses) benefits	(5)	(7)	(19)	30
Net after-tax exchange gain (loss)	$(50)	$(104)	$(116)	$(204)

Non-controlling interest adjustment	—	—	—	1

Net after-tax exchange gain (loss) attributable to Corteva	$(50)	$(104)	$(116)	$(203)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."